UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam U.S. Government Income Trust

Annual report
9 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGSIX

Putnam
U.S. Government
Income Trust

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	24

Federal tax information	62

About the Trustees	63

Officers	65

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of seeking as high a level of current income as Putnam believes is consistent with preservation of capital. However, investing in MBS carries certain risks. As a result, your fund's team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund's manager seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Mortgage-backed securities have historically delivered solid returns, with fewer ups and downs along the way than stocks.

STOCKS
S&P 500 Index
MORTGAGE-BACKED SECURITIES
Bloomberg Barclays GNMA Index
Return %
40%
30
20
10
0
-10
-20
-30
-40
'84
'88
'93
'98
'03
'08
'13
'15

Annual Returns, 1984–2015

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Understanding mortgage-related securities

MBS *(Mortgage-backed securities):* MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae *(Federal National Mortgage Association)* and **Freddie Mac** *(Federal Home Loan Mortgage Corporation):* Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae *(Government National Mortgage Association):* Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs *(Collateralized mortgage obligations):* CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2 U.S. Government Income Trust

U.S. Government Income Trust 3

Interview with
your fund’s
portfolio manager

Mike, what was the fund’s investment environment like during the 12-month reporting period ended September 30, 2016?

Shortly after the period began, investors became increasingly risk averse. Concern about several global economic issues fueled a broad flight from riskier market sectors and into the perceived safety of U.S. Treasuries and other government securities, while bonds carrying credit risk experienced substantial volatility.

Market turbulence reached a peak on February 11, after which demand for risk assets began to recover amid rising commodity prices, additional economic stimulus by China’s central bank, and improving U.S. economic data. The Federal Reserve backed away from a hawkish tone, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors. Within this environment, agency mortgage-backed securities [MBS], as well as other types of government bonds, underperformed as investors flocked to areas of the market with higher risks and potentially higher rewards.

The risk-led rally was briefly disrupted in late June, as the so-called “Brexit” referendum

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	U.S. Government Income Trust

vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, riskier securities moved higher once again.

For the period as a whole, U.S. government securities lagged the broad investment-grade fixed-income market, but still generated positive returns, thanks to declining interest rates and tightening spreads.

Looking at interest rates, the benchmark 10-year U.S. Treasury began the reporting period with a yield of 2.06%, rose to a period high of 2.35% in early November, then trended lower over the balance of the fiscal year, finishing at 1.59%. As for the Fed, the central bank decided not to raise its target for short-term interest rates at its September policy meeting, and indicated an even slower path for future hikes.

What factors hampered the fund’s relative performance during the 12-month reporting period?

Our interest-rate and yield-curve positioning was the primary detractor versus the benchmark, partly because the fund’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark. This strategy was particularly detrimental during the first half of the period, when risk-averse sentiment fueled demand for the perceived safety of Treasuries, driving their prices higher and yields lower. We also positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve. However, the yield curve generally flattened during the period, so this positioning also worked against the fund’s relative results.

During January, we began moving the fund’s duration closer to that of the benchmark, and by period-end, it was slightly longer than the duration of the Bloomberg Barclays GNMA Index. We thought it was prudent to bring the portfolio’s duration more in line with the benchmark should recurrent bouts of market volatility trigger another flight to quality and a decline in rates.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 16.

U.S. Government Income Trust	5

A strategy that sought to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries modestly detracted from relative performance. Our strategy was designed to benefit if the yield spread between these bonds increased. However, this spread compressed after Brexit, as lower interest-rate volatility and better risk sentiment fueled increased demand for U.S. agency pass-throughs by foreign investors.

Which strategies helped performance versus the benchmark?

Security selection among agency interest-only collateralized mortgage obligations [IO CMOs] was the main contributor to relative performance. Beginning in March, IO CMOs rebounded amid the improved risk sentiment that took hold after February 11. Additionally, despite lower interest rates, mortgage prepayment speeds stayed below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

We focused on IO CMOs backed by mortgage pools that we believed would be less sensitive to refinancing risk. These included securities structured from mortgages that are older or carry relatively low outstanding balances. IO CMOs backed by reverse mortgages also were a source of opportunity.

A reverse mortgage allows a homeowner to borrow money against the value of his or her home. The mortgage does not have to be repaid until the borrower dies or the home is sold. As a result, unlike conventional home mortgages, reverse mortgages are generally insensitive to the direction of interest rates. In an effort to find investment opportunities that are less susceptible to refinancing risk, Putnam has developed the capability to identify what we believe are attractive opportunities among IO CMOs backed by reverse mortgages.

How did you use derivatives during the period?

We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

6	U.S. Government Income Trust

and yield-curve positioning, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk.

What is your outlook for the months ahead?

In our view, we think the Fed is likely to implement another rate increase in December. That said, with other major central banks on the opposite side of the Fed’s policy — cutting interest rates, in some cases into negative territory — we believe the Fed will have to proceed cautiously to avoid stoking too much U.S. dollar strength. Sustained dollar strength could crimp U.S. GDP [gross domestic product] growth because it would make it more expensive for U.S. multinational firms to conduct business overseas, and would also make U.S. exports less competitive on world markets.

How do you plan to position the fund in light of this outlook?

With global interest rates at or near historic lows at period-end, we plan to take a tactical approach toward interest-rate risk. At the same time, we recognize the ongoing potential for rates to stay low or temporarily fall even further as investors react to various economic or political developments. Consequently, in an effort to limit the impact of any short-term rate drops on the portfolio, we plan to keep the fund’s duration relatively close to that of the benchmark.

We think IO CMOs overall may be less sensitive to modest rate declines since residential mortgage lending appears to be more constrained than it was several years ago. Against that backdrop, we plan to continue emphasizing securities structured from mortgages that we believe have a lower likelihood of being refinanced whenever interest rates fall.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

U.S. Government Income Trust	7

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In June 2016, the fund increased its dividend rate per class A share from $0.030 to $0.033. This increase was required in order for the fund to fully distribute undistributed income that had accrued in the prior fiscal year ended September 30, 2015. Similar increases were made to other share classes.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8	U.S. Government Income Trust

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

IN THE NEWS

In its October World Economic Outlook , the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook , citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

U.S. Government Income Trust	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.42%	6.29%	6.18%	6.18%	5.61%	5.61%	6.12%	6.01%	6.14%	6.60%

10 years	59.82	53.43	50.97	50.97	47.59	47.59	56.48	51.39	54.88	63.45
Annual average	4.80	4.37	4.21	4.21	3.97	3.97	4.58	4.23	4.47	5.04

5 years	9.08	4.72	5.25	3.40	5.13	5.13	7.78	4.28	7.81	10.55
Annual average	1.75	0.93	1.03	0.67	1.01	1.01	1.51	0.84	1.52	2.03

3 years	6.30	2.04	4.06	1.09	3.98	3.98	5.59	2.15	5.59	7.14
Annual average	2.06	0.68	1.34	0.36	1.31	1.31	1.83	0.71	1.83	2.32

1 year	1.70	–2.37	1.04	–3.91	0.97	–0.02	1.49	–1.80	1.52	2.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 U.S. Government Income Trust

Comparative index returns For periods ended 9/30/16

	Bloomberg Barclays	Lipper GNMA Funds
	GNMA Index	category average*

Annual average (life of fund)	7.48%	6.69%

10 years	58.14	51.56
Annual average	4.69	4.23

5 years	12.68	9.62
Annual average	2.42	1.85

3 years	10.44	7.95
Annual average	3.37	2.58

1 year	3.49	2.46

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 61, 58, 54, 42, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,097 and $14,759, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,139. A $10,000 investment in the fund’s class R and Y shares would have been valued at $15,488 and $16,345, respectively.

U.S. Government Income Trust	11

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.372		$0.275	$0.275	$0.336		$0.336	$0.408

Capital gains	—		—	—	—		—	—

Total	$0.372		$0.275	$0.275	$0.336		$0.336	$0.408

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/15	$13.35	$13.91	$13.28	$13.23	$13.40	$13.85	$13.21	$13.22

9/30/16	13.20	13.75	13.14	13.08	13.26	13.71	13.07	13.08

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	3.00%	2.88%	2.28%	2.29%	2.71%	2.63%	2.75%	3.30%

Current 30-day SEC yield [2]	N/A	2.32	1.70	1.68	N/A	2.11	2.17	2.66

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 U.S. Government Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/15	0.85%	1.58%	1.60%	1.09%	1.10%	0.60%

Annualized expense ratio for
the six-month period ended
9/30/16*	0.89%	1.62%	1.64%	1.13%	1.14%	0.64%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/16 to 9/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.49	$8.16	$8.26	$5.70	$5.75	$3.23

Ending value (after expenses)	$1,018.60	$1,015.60	$1,015.70	$1,017.90	$1,018.10	$1,020.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

U.S. Government Income Trust 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.50	$8.17	$8.27	$5.70	$5.76	$3.23

Ending value (after expenses)	$1,020.55	$1,016.90	$1,016.80	$1,019.35	$1,019.30	$1,021.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 U.S. Government Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

U.S. Government Income Trust 15

Comparative indexes

Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 U.S. Government Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

U.S. Government Income Trust 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 U.S. Government Income Trust

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

U.S. Government Income Trust 19

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered

20 U.S. Government Income Trust

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper, Inc. (“Lipper”) peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 59, 57 and 54 funds, respectively, in your fund’s Lipper peer group. (When considering

U.S. Government Income Trust 21

performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was largely attributable to the fund’s relative emphasis on shorter duration investments (which reduced the fund’s sensitivity to interest rate changes but detracted from performance). The Trustees also considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in part to the fund’s yield curve positioning and its holdings in agency interest-only securities.

The Trustees considered that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

22 U.S. Government Income Trust

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

U.S. Government Income Trust 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 U.S. Government Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust (the fund), including the fund’s portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2016

U.S. Government Income Trust 25

The fund’s portfolio 9/30/16

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (181.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (97.2%)
Government National Mortgage Association Adjustable Rate
Mortgages 1.875%, 7/20/26	$15,083	$15,437

Government National Mortgage Association Pass-Through Certificates
8.50%, 12/15/19	2,568	2,704
7.50%, 10/20/30	57,748	69,858
5.50%, 8/15/35	342	390
5.00%, TBA, 10/1/46	52,000,000	56,456,561
4.50%, with due dates from 6/20/34 to 4/20/46	60,011,946	65,359,693
4.50%, TBA, 10/1/46	110,000,000	118,748,432
4.00%, with due dates from 9/15/39 to 5/20/46	129,326,784	141,533,513
4.00%, TBA, 10/1/46	20,000,000	21,432,812
3.50%, with due dates from 7/15/42 to 5/20/46	233,729,324	250,545,283
3.50%, TBA, 10/1/46	43,000,000	45,674,063
3.00%, with due dates from 3/20/43 to 10/20/44	2,916,088	3,075,292
3.00%, TBA, 10/1/46	215,000,000	225,262,896

928,176,934
U.S. Government Agency Mortgage Obligations (84.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.50%, with due dates from 7/1/44 to 3/1/45	926,575	1,044,083
3.50%, with due dates from 4/1/42 to 8/1/43	2,125,013	2,274,325
3.50%, TBA, 11/1/46	4,000,000	4,215,625
3.50%, TBA, 10/1/46	4,000,000	4,220,312
3.00%, with due dates from 3/1/43 to 6/1/46	8,263,091	8,614,284

Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	4,694,856	5,385,402
6.00%, TBA, 11/1/46	5,000,000	5,731,250
6.00%, TBA, 10/1/46	5,000,000	5,734,375
5.50%, 2/1/35	988,315	1,122,831
5.50%, TBA, 11/1/46	44,000,000	49,562,370
5.50%, TBA, 10/1/46	44,000,000	49,589,870
4.50%, with due dates from 4/1/41 to 5/1/45	3,845,273	4,290,503
4.50%, TBA, 11/1/46	22,000,000	24,068,515
4.50%, TBA, 10/1/46	22,000,000	24,093,436
4.00%, with due dates from 5/1/43 to 9/1/46	33,536,940	36,691,905
4.00%, TBA, 10/1/46	34,000,000	36,512,811
3.50%, with due dates from 6/1/42 to 5/1/46	28,772,141	30,710,816
3.50%, TBA, 11/1/46	71,000,000	74,841,214
3.50%, TBA, 10/1/46	71,000,000	74,927,188
3.00%, with due dates from 10/1/42 to 10/1/46	44,619,190	46,590,806
3.00%, TBA, 11/1/46	68,000,000	70,534,061
3.00%, TBA, 10/1/46	68,000,000	70,688,122
2.50%, 3/1/43	71,584,002	72,344,582
2.50%, TBA, 11/1/46	45,000,000	45,344,529
2.50%, TBA, 10/1/46	53,000,000	53,496,875

		802,630,090

Total U.S. government and agency mortgage obligations (cost $1,712,243,819)		$1,730,807,024

26 U.S. Government Income Trust

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, 2/15/41 [i]	$72,535	$97,790

U.S. Treasury Notes 1.25%, 12/15/18 [i]	331,000	335,343

Total U.S. treasury obligations (cost $433,133)		$433,133

MORTGAGE-BACKED SECURITIES (23.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (23.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 23.683%, 4/15/37	$258,549	$436,325
IFB Ser. 2976, Class LC, 22.498%, 5/15/35	1,774,067	2,876,175
IFB Ser. 2979, Class AS, 22.351%, 3/15/34	23,208	24,443
IFB Ser. 3072, Class SM, 21.874%, 11/15/35	754,572	1,195,588
IFB Ser. 3249, Class PS, 20.545%, 12/15/36	259,971	404,031
IFB Ser. 3065, Class DC, 18.287%, 3/15/35	2,780,640	4,209,822
IFB Ser. 2990, Class LB, 15.606%, 6/15/34	1,786,790	2,311,362
IFB Ser. 4136, Class ES, IO, 5.726%, 11/15/42	6,016,553	1,000,461
IFB Ser. 4436, Class SC, IO, 5.626%, 2/15/45	14,008,123	2,578,370
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	5,646,943	878,664
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	4,845,485	682,656
Ser. 4018, Class DI, IO, 4.50%, 7/15/41	3,235,756	361,782
Ser. 4329, Class MI, IO, 4.50%, 6/15/26	10,603,124	1,128,599
Ser. 4546, Class PI, IO, 4.00%, 12/15/45	16,364,259	2,094,625
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	7,229,090	750,307
Ser. 4425, IO, 4.00%, 1/15/45	9,722,429	1,040,203
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	7,984,980	1,167,803
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	13,798,754	2,149,335
Ser. 4019, Class JI, IO, 4.00%, 5/15/41	7,334,040	788,409
Ser. 3996, Class IK, IO, 4.00%, 3/15/39	9,917,646	833,124
Ser. 4015, Class GI, IO, 4.00%, 3/15/27	6,190,563	757,907
Ser. 4165, Class AI, IO, 3.50%, 2/15/43	4,527,266	604,526
Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	8,249,338	1,163,165
Ser. 4199, Class CI, IO, 3.50%, 12/15/37	7,685,873	553,383
FRB Ser. 57, Class 2A1, 3.404%, 7/25/43	21,557	23,358
FRB Ser. 59, Class 2A1, 3.195%, 10/25/43	13,090	13,582
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	9,041,121	1,000,174
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	8,489,750	912,054
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	13,358,366	1,323,814
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	16,264,233	1,598,774
Ser. 4171, Class NI, IO, 3.00%, 6/15/42	9,498,496	881,365
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	7,068,420	679,982
Ser. 4201, Class JI, IO, 3.00%, 12/15/41	9,208,801	801,827
Ser. 3939, Class EI, IO, 3.00%, 3/15/26	10,332,505	695,482
FRB Ser. T-56, Class A, IO, 0.524%, 5/25/43	537,325	8,900
FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	1,740,542	23,932
FRB Ser. 59, Class 1AX, IO, 0.275%, 10/25/43	4,476,491	45,463
Ser. 48, Class A2, IO, 0.212%, 7/25/33	6,638,025	49,526
Ser. 315, PO, zero %, 9/15/43	9,549,054	7,945,451
Ser. 3369, Class BO, PO, zero %, 9/15/37	7,328	6,465
Ser. 3391, PO, zero %, 4/15/37	27,309	24,243

U.S. Government Income Trust 27

MORTGAGE-BACKED SECURITIES (23.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3300, PO, zero %, 2/15/37	$85,110	$76,568
Ser. 3314, PO, zero %, 11/15/36	22,253	21,870
Ser. 3206, Class EO, PO, zero %, 8/15/36	6,101	5,575
Ser. 3175, Class MO, PO, zero %, 6/15/36	71,086	62,686
Ser. 3210, PO, zero %, 5/15/36	5,845	5,424
Ser. 3326, Class WF, zero %, 10/15/35	24,613	20,280
FRB Ser. T-56, Class 2, IO, zero %, 5/25/43	563,982	—
FRB Ser. 3117, Class AF, zero %, 2/15/36	13,263	10,238

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 36.748%, 7/25/36	430,388	873,960
IFB Ser. 05-74, Class NK, 24.874%, 5/25/35	1,461,979	2,340,530
IFB Ser. 06-8, Class HP, 22.641%, 3/25/36	548,099	943,842
IFB Ser. 07-53, Class SP, 22.274%, 6/25/37	635,041	1,011,278
IFB Ser. 08-24, Class SP, 21.357%, 2/25/38	2,648,854	3,798,184
IFB Ser. 05-122, Class SE, 21.262%, 11/25/35	465,535	695,319
IFB Ser. 05-75, Class GS, 18.674%, 8/25/35	267,268	379,754
IFB Ser. 05-106, Class JC, 18.495%, 12/25/35	909,190	1,441,831
IFB Ser. 05-83, Class QP, 16.028%, 11/25/34	238,876	316,219
IFB Ser. 11-4, Class CS, 11.849%, 5/25/40	1,512,767	1,880,997
IFB Ser. 11-123, Class KS, IO, 6.075%, 10/25/41	1,673,855	227,343
IFB Ser. 13-103, Class SK, IO, 5.395%, 10/25/43	3,503,948	885,523
Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	7,484,118	1,319,076
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	7,541,109	930,264
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	5,602,206	601,912
Ser. 409, Class C16, IO, 4.00%, 11/25/40	6,926,342	871,625
Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	10,625,215	1,158,852
FRB Ser. 03-W11, Class A1, 3.959%, 6/25/33	1,007	1,053
FRB Ser. 04-W7, Class A2, 3.922%, 3/25/34	11,130	12,459
FRB Ser. 03-W14, Class 2A, 3.74%, 1/25/43	22,682	23,908
FRB Ser. 03-W3, Class 1A4, 3.54%, 8/25/42	42,648	45,054
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46 F	26,003,000	3,099,618
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	11,631,813	861,204
Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	3,001,531	354,451
Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	7,508,014	916,173
Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	13,787,755	1,221,937
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	6,869,354	662,893
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	10,838,277	1,178,663
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	6,878,773	718,832
Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	8,593,704	945,955
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	6,969,386	535,249
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	4,957,241	438,406
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	11,013,187	858,478
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	8,518,158	735,969
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	8,527,893	587,828
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	10,580,588	772,700
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	8,269,024	549,890
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	8,433,865	730,056

28 U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (23.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
FRB Ser. 04-W2, Class 4A, 2.942%, 2/25/44	$15,023	$16,019
FRB Ser. 07-95, Class A3, 0.775%, 8/27/36	13,676,000	13,200,176
Ser. 98-W2, Class X, IO, 0.538%, 6/25/28	11,097,709	541,013
FRB Ser. 01-50, Class B1, IO, 0.387%, 10/25/41	656,246	7,793
Ser. 01-79, Class BI, IO, 0.306%, 3/25/45	1,807,461	16,522
Ser. 98-W5, Class X, IO, 0.049%, 7/25/28	3,432,706	167,344
Ser. 03-34, Class P1, PO, zero %, 4/25/43	95,009	80,388
Ser. 08-53, Class DO, PO, zero %, 7/25/38	189,895	178,638
Ser. 07-64, Class LO, PO, zero %, 7/25/37	39,733	37,539
Ser. 07-44, Class CO, PO, zero %, 5/25/37	110,400	95,215
Ser. 07-14, Class KO, PO, zero %, 3/25/37	13,492	11,835
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,326	2,044
Ser. 06-84, Class OT, PO, zero %, 9/25/36	3,749	3,302
Ser. 06-46, Class OC, PO, zero %, 6/25/36	5,863	5,135
Ser. 08-36, Class OV, PO, zero %, 1/25/36	41,473	37,182
FRB Ser. 88-12, Class B, zero %, 2/25/18	510	508

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.175%, 11/16/36	5,427,841	497,407
IFB Ser. 11-156, Class SK, IO, 6.068%, 4/20/38	10,811,831	2,378,603
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	8,137,587	1,851,301
IFB Ser. 10-20, Class SC, IO, 5.618%, 2/20/40	2,388,513	396,159
IFB Ser. 14-119, Class SA, IO, 5.068%, 8/20/44	12,781,257	1,997,071
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	8,250,324	1,425,408
Ser. 14-76, IO, 5.00%, 5/20/44	6,633,243	1,145,615
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	8,681,329	1,707,347
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	3,757,522	661,636
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	29,787,045	5,069,755
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	1,785,837	66,575
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,860,074	512,897
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	14,291,325	2,526,792
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	9,578,344	1,660,885
Ser. 12-129, IO, 4.50%, 11/16/42	4,734,028	888,388
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	4,236,588	439,715
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	10,996,417	1,629,229
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	5,019,932	759,395
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,618,875	400,554
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	11,276,954	2,274,295
Ser. 11-81, Class PI, IO, 4.50%, 12/20/37	2,516,414	36,966
Ser. 10-116, Class IB, IO, 4.50%, 8/20/36	8,709	1
Ser. 15-94, IO, 4.00%, 7/20/45	26,231,976	5,610,862
Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	11,311,815	1,942,917
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	7,230,063	1,506,123
Ser. 15-40, IO, 4.00%, 3/20/45	6,854,531	1,353,283
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	2,729,683	403,693
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	17,824,753	1,830,246
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	3,948,353	542,701
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	10,130,925	1,442,993

U.S. Government Income Trust 29

MORTGAGE-BACKED SECURITIES (23.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	$4,749,979	$678,499
Ser. 14-104, IO, 4.00%, 3/20/42	10,162,771	1,631,938
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	5,863,614	464,708
Ser. 10-114, Class MI, IO, 4.00%, 3/20/39	6,215,843	397,312
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	12,882,059	1,816,448
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	21,138,016	1,902,421
Ser. 16-4, Class JI, IO, 3.50%, 1/20/46	12,062,629	1,031,958
Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	4,488,182	859,877
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	13,285,590	1,384,624
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	12,076,750	1,082,681
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	5,752,804	567,169
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	5,211,326	514,410
Ser. 12-136, IO, 3.50%, 11/20/42	9,868,677	1,787,622
Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	5,138,021	658,124
Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	9,075,835	989,266
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	3,701,737	229,152
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	4,921,747	514,903
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	6,985,453	788,588
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	4,755,550	365,179
Ser. 14-147, Class MI, IO, 3.50%, 7/20/39	11,145,827	433,238
Ser. 15-99, Class TI, IO, 3.50%, 4/20/39	10,754,138	944,321
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	12,743,750	1,559,593
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	6,030,243	730,136
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	13,039,597	1,398,318
Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	17,493,249	1,149,306
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	5,567,407	485,678
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	8,458,672	843,812
Ser. 15-H22, Class GI, IO, 2.575%, 9/20/65	15,673,220	2,206,789
Ser. 16-H13, Class IK, IO, 2.564%, 6/20/66	18,233,939	2,444,515
FRB Ser. 15-H16, Class XI, IO, 2.492%, 7/20/65	12,964,175	1,711,271
Ser. 15-H20, Class CI, IO, 2.468%, 8/20/65	22,213,965	2,900,344
Ser. 16-H04, Class HI, IO, 2.361%, 7/20/65	14,351,310	1,683,409
Ser. 16-H07, Class PI, IO, 2.251%, 3/20/66	28,088,003	3,829,041
Ser. 15-H10, Class HI, IO, 2.222%, 4/20/65	23,854,842	2,867,352
Ser. 15-H22, Class AI, IO, 2.115%, 9/20/65	22,793,776	2,878,854
Ser. 15-H25, Class BI, IO, 2.092%, 10/20/65	13,846,637	1,780,677
Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	47,363,616	5,429,765
Ser. 16-H06, Class HI, IO, 2.066%, 2/20/66	13,895,062	1,445,086
Ser. 16-H01, Class HI, IO, 2.032%, 10/20/65	15,405,135	1,449,623
Ser. 15-H24, Class HI, IO, 2.031%, 9/20/65	21,548,926	1,939,403
Ser. 16-H03, Class AI, IO, 2.026%, 1/20/66	15,515,651	1,926,082
Ser. 16-H04, Class KI, IO, 1.884%, 2/20/66	16,609,082	1,758,669
Ser. 15-H23, Class TI, IO, 1.875%, 9/20/65	17,308,436	1,999,124
Ser. 16-H10, Class AI, IO, 1.845%, 4/20/66	25,238,462	2,450,655
Ser. 15-H23, Class DI, IO, 1.825%, 9/20/65	8,679,094	924,037
Ser. 14-H21, Class AI, IO, 1.747%, 10/20/64	19,886,957	2,211,430
Ser. 16-H06, Class DI, IO, 1.728%, 7/20/65	18,746,156	2,099,569

30 U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (23.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H08, Class GI, IO, 1.411%, 4/20/66	$14,084,096	$995,746
FRB Ser. 11-H07, Class FI, IO, 1.215%, 2/20/61	55,093,410	2,633,465
Ser. 10-158, Class OP, PO, zero %, 12/20/40	7,123,250	6,528,751
Ser. 10-151, Class KO, PO, zero %, 6/16/37	964,723	845,599
Ser. 06-36, Class OD, PO, zero %, 7/16/36	11,570	10,134
Ser. 06-64, PO, zero %, 4/16/34	11,285	11,105

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147%, 12/19/26	596,544	—
FRB Ser. 98-2, IO, 1.004%, 5/19/27	367,858	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27	874,886	7,655
FRB Ser. 98-3, IO, zero %, 9/19/27	410,592	—

		220,692,279

Total mortgage-backed securities (cost $232,478,802)		$220,692,279

ASSET-BACKED SECURITIES (1.1%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.525%,
2/25/17 (acquired 2/4/16, cost $10,145,000) ∆∆	$10,145,000	$10,145,000

Total asset-backed securities (cost $10,145,000)		$10,145,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	$19,681,500	$29,916

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	19,681,500	5,511

Goldman Sachs International
1.515/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.515	94,218,600	1,025,098

(1.9975)/3 month USD-LIBOR-BBA/Dec-46	Dec-16/1.9975	51,286,700	725,194

1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	205,146,600	285,154

JPMorgan Chase Bank N.A.
(1.639)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.639	124,291,550	487,223

Total purchased swap options outstanding (cost $5,648,412)			$2,558,096

SHORT-TERM INVESTMENTS (5.8%)*	Principal amount/shares		Value

Federal Home Loan Banks unsec. discount notes
0.328%, 11/2/16		$17,000,000	$16,996,889

Federal National Mortgage Association unsec. discount notes
0.295%, 11/9/16		5,000,000	4,998,870

Interest in $250,000,000 joint tri-party repurchase agreement dated 9/30/16 with HSBC Bank USA, National Association due
10/3/16 — maturity value of $19,622,769 for an effective yield of 0.470% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 8.000% and due
dates ranging from 8/1/22 to 8/1/46, valued at $255,002,251)		19,622,000	19,622,000

Putnam Government Money Market Fund 0.01% L	Shares	5,000,000	5,000,000

U.S. Treasury Bills 0.294%, 11/25/16 ∆ §		$715,000	714,826

U.S. Government Income Trust 31

SHORT-TERM INVESTMENTS (5.8%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills 0.286%, 11/10/16 ∆ §	$534,000	$533,889

U.S. Treasury Bills 0.239%, 11/3/16 # ∆ §	4,026,000	4,025,312

U.S. Treasury Bills 0.096%, 10/20/16 §	1,073,000	1,072,931

U.S. Treasury Bills 0.285%, 10/13/16 §	1,211,000	1,210,943

U.S. Treasury Bills 0.274%, 10/6/16 ∆ §	1,020,000	1,019,991

Total short-term investments (cost $55,192,932)		$55,195,651

TOTAL INVESTMENTS

Total investments (cost $2,016,142,098)		$2,019,831,183

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $954,649,569.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,145,000 or 1.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $843,446,969 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

32 U.S. Government Income Trust

FUTURES CONTRACTS OUTSTANDING at 9/30/16
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	103	$17,320,094	Dec-16	$186,170

U.S. Treasury Bond Ultra
30 yr (Short)	31	5,700,125	Dec-16	101,829

U.S. Treasury Note 10 yr (Long)	147	19,275,375	Dec-16	41,051

U.S. Treasury Note Ultra
10 yr (Long)	131	18,884,469	Dec-16	120,912

Total				$449,962

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $8,515,849)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$19,681,500	$135,213

Goldman Sachs International
(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	205,146,600	18,463

2.3975/3 month USD-LIBOR-BBA/Dec-46	Dec-16/2.3975	51,286,700	76,930

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	205,146,600	207,198

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	205,146,600	274,896

1.3875/3 month USD-LIBOR-BBA/Dec-21	Dec-16/1.3875	256,433,300	664,162

(1.385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.385	188,437,200	974,220

JPMorgan Chase Bank N.A.
(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	205,146,600	14,360

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	205,146,600	233,867

(1.3385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.3385	124,291,550	534,454

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	11,494,000	875,613

Total			$4,009,376

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $355,881,992)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation,
3.50%, 10/1/46	$4,000,000	10/13/16	$4,220,312

Federal Home Loan Mortgage Corporation,
3.00%, 10/1/46	1,000,000	10/13/16	1,039,297

Federal National Mortgage Association, 6.00%, 10/1/46	5,000,000	10/13/16	5,734,375

Federal National Mortgage Association, 5.50%, 10/1/46	44,000,000	10/13/16	49,589,870

Federal National Mortgage Association, 4.50%, 10/1/46	22,000,000	10/13/16	24,093,436

Federal National Mortgage Association, 4.00%, 11/1/46	35,000,000	11/14/16	37,541,602

Federal National Mortgage Association, 4.00%, 10/1/46	34,000,000	10/13/16	36,512,811

Federal National Mortgage Association, 3.50%, 10/1/46	71,000,000	10/13/16	74,927,188

Federal National Mortgage Association, 3.00%, 11/1/46	1,000,000	11/14/16	1,037,266

Federal National Mortgage Association, 3.00%, 10/1/46	68,000,000	10/13/16	70,688,122

U.S. Government Income Trust 33

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $355,881,992) cont.
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 2.50%, 10/1/46	$49,000,000	10/13/16	$49,459,375

Government National Mortgage Association,
3.00%, 10/1/46	1,000,000	10/20/16	1,047,734

Total			$355,891,388

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$64,629,100 E	$121,814	12/21/21	1.25%	3 month USD-	$(3,308)
				LIBOR-BBA

486,025,100 E	(815,059)	12/21/18	1.015%	3 month USD-	(510,807)
				LIBOR-BBA

2,307,600 E	6,567	12/21/26	1.60%	3 month USD-	(18,005)
				LIBOR-BBA

37,640,100 E	(102,732)	12/21/46	3 month USD-	1.90%	767,808
			LIBOR-BBA

77,149,700	(1,023)	9/27/26	3 month USD-	1.467%	30,240
			LIBOR-BBA

9,926,000	(132)	10/3/26	3 month USD-	1.41%	(51,716)
			LIBOR-BBA

Total	$(790,565)				$214,212

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,860,963	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(13,609)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

917,022	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,706)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
890,385	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(103)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,629,532	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(11,663)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

121,285	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(887)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,108,068	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,103)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

34 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$101,207	$—	1/12/40	5.00% (1 month	Synthetic TRS Index	$(466)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,615,996	—	1/12/40	4.00% (1 month	Synthetic MBX Index	3,524
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

39,187,372	—	1/12/40	4.00% (1 month	Synthetic MBX Index	52,791
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

971,118	—	1/12/39	6.00% (1 month	Synthetic TRS Index	127
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,336,608	—	1/12/40	4.00% (1 month	Synthetic MBX Index	5,842
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

106,805	—	1/12/38	6.50% (1 month	Synthetic TRS Index	108
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

52,788	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	48
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

52,788	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	48
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

126,785	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	115
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

123,482	—	1/12/40	4.50% (1 month	Synthetic TRS Index	(581)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

21,209	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	19
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,772,686	—	1/12/34	(5.50%) 1 month	Synthetic TRS Index	235
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

30,300,435	—	1/12/41	5.00% (1 month	Synthetic MBX Index	65,991
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,107,683	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(128)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,799,859	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	(4,837)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,025,340	—	1/12/39	5.50% (1 month	Synthetic TRS Index	(2,753)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

U.S. Government Income Trust 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,509,320	$—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	$(1,224)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,821,274	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,835
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,406,561	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	20,970
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,321,289	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(10,009)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

9,718,015	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(17,612)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

5,908,535	—	1/12/40	5.00% (1 month	Synthetic MBX Index	14,708
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

31,355,798	—	1/12/41	5.00% (1 month	Synthetic MBX Index	82,927
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

55,297,081	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(16,309)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

17,102,256	—	1/12/41	5.00% (1 month	Synthetic MBX Index	45,231
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Citibank, N.A.
51,380	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	47
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Credit Suisse International
517,901	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,370
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,436,247	—	1/12/36	5.00% (1 month	Synthetic TRS Index	(3,994)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,772,686	—	1/12/34	5.50% (1 month	Synthetic TRS Index	(235)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

52,788	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	48
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,828,469	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(13,087)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

36 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$231,983	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$505
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,947,700	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	18,786
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,846,063	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(22,142)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

38,675	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(293)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

11,771,448	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(91,566)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

950,384	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(7,393)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

944,703	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(8,480)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

6,310,861	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(49,097)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,599,002	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	33,632
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
78,528	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(476)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

123,482	—	1/12/40	(4.50%)1 month	Synthetic TRS Index	581
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

70,563	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(325)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

270,215	—	1/12/41	4.50% (1 month	Synthetic MBX Index	770
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

2,436,247	—	1/12/36	(5.00%) 1 month	Synthetic TRS Index	3,994
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

U.S. Government Income Trust 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$2,918,733	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$2,941
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,251,608	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,269
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,598,819	—	1/12/39	6.00% (1 month	Synthetic TRS Index	863
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,526,999	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,547
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,043,843	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(28,944)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,043,843	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(28,944)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,845,828	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,134)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,444,762	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(426)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,523,676	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	2,296
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

38,349	—	1/12/39	(5.50%) 1 month	Synthetic TRS Index	35
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,320,175	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(8,001)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,508,262	—	1/12/39	6.00% (1 month	Synthetic TRS Index	328
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,174,655	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,192
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,938,799	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,962
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,268,646	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,554)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

195,324	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(58)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

38 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$520,879	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(154)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

463,548	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(137)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

647,405	—	1/12/38	6.50% (1 month	Synthetic TRS Index	652
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

346,198	—	1/12/41	(4.00%) 1 month	Synthetic MBX Index	(680)
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

2,973,643	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,997
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,648,335	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(33,271)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,978,211	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,317)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,827,349	—	1/12/39	6.00% (1 month	Synthetic TRS Index	631
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,854,478	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	18,343
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

943,204	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(7,337)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,019,973	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	7,727
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

4,957,712	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	30,337
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

1,320,175	(3,094)	1/12/40	(4.00%) 1 month	Synthetic TRS Index	4,907
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
591,664	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,327)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,854,737	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	18,344
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

U.S. Government Income Trust 39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Securities LLC
$4,259,419	$—	1/12/44	4.00% (1 month	Synthetic TRS Index	$(33,138)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

339,991	(638)	1/12/43	(3.50%) 1 month	Synthetic TRS Index	1,939
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

Total	$(3,732)				$(4,938)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$10,145,000	$—

Mortgage-backed securities	—	218,247,764	2,444,515

Purchased swap options outstanding	—	2,558,096	—

U.S. government and agency mortgage obligations	—	1,730,807,024	—

U.S. treasury obligations	—	433,133	—

Short-term investments	5,000,000	50,195,651	—

Totals by level	$5,000,000	$2,012,386,668	$2,444,515

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$449,962	$—	$—

Written swap options outstanding	—	(4,009,376)	—

TBA sale commitments	—	(355,891,388)	—

Interest rate swap contracts	—	1,004,777	—

Total return swap contracts	—	(1,206)	—

Totals by level	$449,962	$(358,897,193)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

40 U.S. Government Income Trust

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	from	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	sales	Level 3†	Level 3†	9/30/16

Mortgage-
backed
securities	$12,211,524	$(1,671,861)	$—	$1,661,765	$2,600,032	$—	$—	$(12,356,945)	$2,444,515

Totals	$12,211,524	$(1,671,861)	$—	$1,661,765	$2,600,032	$—	$—	$(12,356,945)	$2,444,515

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities.

# Includes $21,679 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust 41

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,011,142,098)	$2,014,831,183
Affiliated issuers (identified cost $5,000,000) (Notes 1 and 5)	5,000,000

Cash	22,539

Interest and other receivables	6,955,224

Receivable for shares of the fund sold	1,888,095

Receivable for investments sold	6,183,479

Receivable for sales of delayed delivery securities (Note 1)	182,326,557

Receivable for variation margin (Note 1)	4,378,011

Unrealized appreciation on OTC swap contracts (Note 1)	456,562

Premium paid on OTC swap contracts (Note 1)	3,732

Prepaid assets	27,900

Total assets	2,222,073,282

LIABILITIES

Payable for investments purchased	4,605,700

Payable for purchases of delayed delivery securities (Note 1)	892,642,515

Payable for shares of the fund repurchased	2,332,299

Payable for compensation of Manager (Note 2)	309,509

Payable for custodian fees (Note 2)	67,611

Payable for investor servicing fees (Note 2)	270,919

Payable for Trustee compensation and expenses (Note 2)	542,221

Payable for administrative services (Note 2)	3,781

Payable for distribution fees (Note 2)	566,144

Payable for variation margin (Note 1)	5,089,890

Unrealized depreciation on OTC swap contracts (Note 1)	461,500

Written options outstanding, at value (premiums $8,515,849) (Notes 1 and 3)	4,009,376

TBA sale commitments, at value (proceeds receivable $355,881,992) (Note 1)	355,891,388

Collateral on certain derivative contracts, at value (Note 1)	433,133

Other accrued expenses	197,727

Total liabilities	1,267,423,713

Net assets	$954,649,569

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,036,994,229

Undistributed net investment income (Note 1)	21,483,412

Accumulated net realized loss on investments (Note 1)	(112,673,470)

Net unrealized appreciation of investments	8,845,398

Total — Representing net assets applicable to capital shares outstanding	$954,649,569

(Continued on next page)

42 U.S. Government Income Trust

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($746,534,063 divided by 56,541,354 shares)	$13.20

Offering price per class A share (100/96.00 of $13.20)*	$13.75

Net asset value and offering price per class B share ($14,957,386 divided by 1,138,645 shares)**	$13.14

Net asset value and offering price per class C share ($56,946,505 divided by 4,354,006 shares)**	$13.08

Net asset value and redemption price per class M share ($13,058,767 divided by 984,749 shares)	$13.26

Offering price per class M share (100/96.75 of $13.26)†	$13.71

Net asset value, offering price and redemption price per class R share
($22,317,159 divided by 1,707,800 shares)	$13.07

Net asset value, offering price and redemption price per class Y share
($100,835,689 divided by 7,711,778 shares)	$13.08

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust 43

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Interest (including interest income of $126,501 from investments in affiliated issuers) (Note 5)	$31,883,148

Total investment income	31,883,148

EXPENSES

Compensation of Manager (Note 2)	3,936,180

Investor servicing fees (Note 2)	1,676,473

Custodian fees (Note 2)	134,725

Trustee compensation and expenses (Note 2)	82,273

Distribution fees (Note 2)	2,933,564

Administrative services (Note 2)	28,919

Other	482,262

Fees waived and reimbursed by Manager (Note 2)	(12,968)

Total expenses	9,261,428

Expense reduction (Note 2)	(2,096)

Net expenses	9,259,332

Net investment income	22,623,816

Net realized loss on investments (Notes 1 and 3)	(39,670,644)

Net realized loss on swap contracts (Note 1)	(14,382,832)

Net realized loss on futures contracts (Note 1)	(1,687,992)

Net realized gain on written options (Notes 1 and 3)	37,162,138

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	12,286,471

Net loss on investments	(6,292,859)

Net increase in net assets resulting from operations	$16,330,957

The accompanying notes are an integral part of these financial statements.

44 U.S. Government Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$22,623,816	$23,608,734

Net realized loss on investments	(18,579,330)	(4,418,056)

Net unrealized appreciation (depreciation) of investments	12,286,471	(23,064,838)

Net increase (decrease) in net assets resulting
from operations	16,330,957	(3,874,160)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(22,045,040)	(20,142,427)

Class B	(334,971)	(304,565)

Class C	(1,313,099)	(1,121,475)

Class M	(343,443)	(319,493)

Class R	(612,432)	(581,086)

Class Y	(3,006,765)	(2,490,438)

Increase (decrease) from capital share transactions (Note 4)	(115,157,092)	33,353,530

Total increase (decrease) in net assets	(126,481,885)	4,519,886

NET ASSETS

Beginning of year	1,081,131,454	1,076,611,568

End of year (including undistributed net investment income
of $21,483,412 and $26,995,395, respectively)	$954,649,569	$1,081,131,454

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust 45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
September 30, 2016	$13.35	.31	(.09)	.22	(.37)	—	(.37)	$13.20	1.70	$746,534	.88 f	2.31 [f]	1,272 [d]
September 30, 2015	13.70	.30	(.33)	(.03)	(.32)	—	(.32)	13.35	(.27)	857,238.85		2.20	1,388 [d]
September 30, 2014	13.30	.26	.37	.63	(.23)	—	(.23)	13.70	4.80	863,612.86		1.95	1,346 [d]
September 30, 2013	13.69	.16	(.28)	(.12)	(.27)	—	(.27)	13.30	(.89)	983,687.87		1.22	1,441 [e]
September 30, 2012	14.25	.20	.28	.48	(.54)	(.50)	(1.04)	13.69	3.54	1,250,546.86		1.43	512 [e]

Class B
September 30, 2016	$13.28	.21	(.07)	.14	(.28)	—	(.28)	$13.14	1.04	$14,957	1.61 [f]	1.58 f	1,272 [d]
September 30, 2015	13.63	.20	(.33)	(.13)	(.22)	—	(.22)	13.28	(1.01)	17,272	1.58	1.46	1,388 [d]
September 30, 2014	13.23	.17	.36	.53	(.13)	—	(.13)	13.63	4.05	21,352	1.59	1.23	1,346 [d]
September 30, 2013	13.62	.06	(.28)	(.22)	(.17)	—	(.17)	13.23	(1.64)	27,553	1.60	.48	1,441 [e]
September 30, 2012	14.18	.09	.29	.38	(.44)	(.50)	(.94)	13.62	2.83	44,352	1.59	.65	512 [e]

Class C
September 30, 2016	$13.23	.20	(.07)	.13	(.28)	—	(.28)	$13.08	.97	$56,947	1.63 [f]	1.56 [f]	1,272 [d]
September 30, 2015	13.58	.20	(.34)	(.14)	(.21)	—	(.21)	13.23	(1.02)	68,042	1.60	1.45	1,388 [d]
September 30, 2014	13.18	.16	.37	.53	(.13)	—	(.13)	13.58	4.05	73,828	1.61	1.21	1,346 [d]
September 30, 2013	13.57	.06	(.28)	(.22)	(.17)	—	(.17)	13.18	(1.66)	99,052	1.62	.46	1,441 [e]
September 30, 2012	14.13	.09	.29	.38	(.44)	(.50)	(.94)	13.57	2.81	170,247	1.61	.63	512 [e]

Class M
September 30, 2016	$13.40	.27	(.07)	.20	(.34)	—	(.34)	$13.26	1.49	$13,059	1.12 f	2.07 [f]	1,272 [d]
September 30, 2015	13.75	.27	(.34)	(.07)	(.28)	—	(.28)	13.40	(.53)	14,451	1.09	1.95	1,388 [d]
September 30, 2014	13.34	.23	.38	.61	(.20)	—	(.20)	13.75	4.58	16,562	1.10	1.71	1,346 [d]
September 30, 2013	13.74	.13	(.30)	(.17)	(.23)	—	(.23)	13.34	(1.22)	19,102	1.11	.98	1,441 [e]
September 30, 2012	14.29	.17	.28	.45	(.50)	(.50)	(1.00)	13.74	3.34	22,555	1.10	1.21	512 [e]

Class R
September 30, 2016	$13.21	.27	(.07)	.20	(.34)	—	(.34)	$13.07	1.52	$22,317	1.13 [f]	2.06 f	1,272 [d]
September 30, 2015	13.56	.26	(.33)	(.07)	(.28)	—	(.28)	13.21	(.53)	23,513	1.10	1.94	1,388 [d]
September 30, 2014	13.16	.23	.37	.60	(.20)	—	(.20)	13.56	4.57	32,104	1.11	1.68	1,346 [d]
September 30, 2013	13.55	.13	(.29)	(.16)	(.23)	—	(.23)	13.16	(1.17)	33,159	1.12	.98	1,441 [e]
September 30, 2012	14.11	.14	.30	.44	(.50)	(.50)	(1.00)	13.55	3.32	36,900	1.11	1.06	512 [e]

Class Y
September 30, 2016	$13.22	.34	(.07)	.27	(.41)	—	(.41)	$13.08	2.07	$100,836	.63 [f]	2.56 f	1,272 [d]
September 30, 2015	13.58	.33	(.34)	(.01)	(.35)	—	(.35)	13.22	(.08)	100,614.60		2.48	1,388 [d]
September 30, 2014	13.19	.29	.37	.66	(.27)	—	(.27)	13.58	5.04	69,154.61		2.19	1,346 [d]
September 30, 2013	13.58	.19	(.28)	(.09)	(.30)	—	(.30)	13.19	(.63)	54,316.62		1.45	1,441 [e]
September 30, 2012	14.14	.21	.30	.51	(.57)	(.50)	(1.07)	13.58	3.85	98,575.61		1.56	512 [e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 U.S. Government Income Trust	U.S. Government Income Trust 47

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	1,876%

September 30, 2012	1,361

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

48 U.S. Government Income Trust

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam U.S. Government Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities. The fund may invest up to 20% of its net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

U.S. Government Income Trust 49

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

50 U.S. Government Income Trust

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss.

U.S. Government Income Trust 51

Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

52 U.S. Government Income Trust

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,676,921 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,142,650 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

U.S. Government Income Trust 53

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$81,299,735	$13,466,112	$94,765,847

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $480,049 to decrease undistributed net investment income and $480,049 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,328,028
Unrealized depreciation	(28,105,148)

Net unrealized depreciation	(13,777,120)
Undistributed ordinary income	22,827,030
Capital loss carryforward	(94,765,847)
Cost for federal income tax purposes	$2,033,608,303

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.395% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management.  Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in

54 U.S. Government Income Trust

Putnam Government Money Market Fund.  For the reporting period, Putnam Government Money Market Fund did not pay any management fees.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $12,968.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,318,078	Class R	40,100

Class B	26,978	Class Y	163,013

Class C	105,476	Total	$1,676,473

Class M	22,828

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,096 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $725, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense

U.S. Government Income Trust 55

for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.50%, and 0.50% of the average net assets attributable to class A, class M and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% of the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% of all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of Putnam U.S. Government Income Trust attributable to class M shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,962,095	Class M	66,543

Class B	157,414	Class R	119,282

Class C	628,230	Total	$2,933,564

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,164 and $308 from the sale of class A and class M shares, respectively, and received $5,173 and $613 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $341 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$20,344,986,449	$20,272,993,910

U.S. government securities (Long-term)	—	—

Total	$20,344,986,449	$20,272,993,910

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

56 U.S. Government Income Trust

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$3,641,861,800	$17,247,296	$480,000,000	$3,212,500

Options opened	8,884,262,550	50,334,657	3,236,000,000	13,461,250
Options exercised	(943,430,400)	(9,330,156)	—	—
Options expired	(5,164,225,500)	(14,543,302)	(374,000,000)	(1,543,437)
Options closed	(4,741,111,200)	(35,192,646)	(3,342,000,000)	(15,130,313)

Written options outstanding at
the end of the reporting period	$1,677,357,250	$8,515,849	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	6,208,351	$82,076,779	15,573,400	$212,770,072

Shares issued in connection with
reinvestment of distributions	1,414,780	18,667,793	1,258,301	17,163,252

	7,623,131	100,744,572	16,831,701	229,933,324

Shares repurchased	(15,312,365)	(202,593,373)	(15,647,304)	(213,746,897)

Net increase (decrease)	(7,689,234)	$(101,848,801)	1,184,397	$16,186,427

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	93,958	$1,234,977	68,392	$929,160

Shares issued in connection with
reinvestment of distributions	24,206	317,925	21,328	289,546

	118,164	1,552,902	89,720	1,218,706

Shares repurchased	(280,199)	(3,683,893)	(355,780)	(4,839,320)

Net decrease	(162,035)	$(2,130,991)	(266,060)	$(3,620,614)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	706,126	$9,257,100	969,130	$13,101,107

Shares issued in connection with
reinvestment of distributions	83,712	1,094,756	69,147	934,863

	789,838	10,351,856	1,038,277	14,035,970

Shares repurchased	(1,580,571)	(20,688,697)	(1,331,963)	(18,026,506)

Net decrease	(790,733)	$(10,336,841)	(293,686)	$(3,990,536)

U.S. Government Income Trust 57

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	35,672	$474,083	55,858	$765,991

Shares issued in connection with
reinvestment of distributions	10,601	140,510	9,466	129,617

	46,273	614,593	65,324	895,608

Shares repurchased	(140,080)	(1,862,843)	(191,498)	(2,627,466)

Net decrease	(93,807)	$(1,248,250)	(126,174)	$(1,731,858)

	Year ended 9/30/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	716,068	$9,369,235	884,853	$11,975,596

Shares issued in connection with
reinvestment of distributions	34,071	445,051	32,605	440,400

	750,139	9,814,286	917,458	12,415,996

Shares repurchased	(822,330)	(10,746,728)	(1,505,301)	(20,321,137)

Net decrease	(72,191)	$(932,442)	(587,843)	$(7,905,141)

	Year ended 9/30/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,303,972	$43,251,849	5,804,799	$78,789,682

Shares issued in connection with
reinvestment of distributions	214,432	2,802,491	170,214	2,300,310

	3,518,404	46,054,340	5,975,013	81,089,992

Shares repurchased	(3,415,073)	(44,714,107)	(3,459,791)	(46,674,740)

Net increase	103,331	$1,340,233	2,515,222	$34,415,252

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Government Money Market Fund and Putnam Money Market Liquidity Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Government
Money Market Fund*	$—	$5,000,000	$—	$226	$5,000,000

Putnam Money Market
Liquidity Fund**	35,805,553	403,319,059	439,124,612	126,275	—

Totals	$35,805,553	$408,319,059	$439,124,612	$126,501	$5,000,000

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (See Note 2).

**Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

58 U.S. Government Income Trust

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$277,400,000

Purchased swap option contracts (contract amount)	$1,549,600,000

Written TBA commitment option contracts (contract amount) (Note 3)	$564,000,000

Written swap option contracts (contract amount) (Note 3)	$2,091,100,000

Futures contracts (number of contracts)	700

Centrally cleared interest rate swap contracts (notional)	$1,940,300,000

OTC total return swap contracts (notional)	$388,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		asset — Unrealized
Interest rate contracts	appreciation	$4,674,407*	depreciation	$4,672,154*

Total		$4,674,407		$4,672,154

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(7,509,222)	$(1,687,992)	$(14,382,832)	$(23,580,046)

Total	$(7,509,222)	$(1,687,992)	$(14,382,832)	$(23,580,046)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$1,984,481	$1,325,104	$7,035,574	$10,345,159

Total	$1,984,481	$1,325,104	$7,035,574	$10,345,159

U.S. Government Income Trust 59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$4,311,964	$—	$—	$—	$—	$—	$—	$—	$—	$4,311,964

OTC Total return swap contracts*#	—	294,519	—	47	54,341	5,345	85,121	—	18,344	2,577	—	460,294

Futures contracts§	—	—	—	—	—	—	—	—	—	—	66,047	66,047

Purchased swap options**#	—	—	—	—	35,427	—	2,035,446	—	487,223	—	—	2,558,096

Repurchase agreements**	—	—	—	—	—	—	—	19,622,000	—	—	—	19,622,000

Total Assets	$—	$294,519	$4,311,964	$47	$89,768	$5,345	$2,120,567	$19,622,000	$505,567	$2,577	$66,047	$27,018,401

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	5,089,890	—	—	—	—	—	—	—	—	5,089,890

OTC Total return swap contracts*#	20,315	74,675	—	—	196,287	801	131,957	—	4,327	33,138	—	461,500

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—

Written swap options#	—	—	—	—	135,213	—	2,215,869	—	1,658,294	—	—	4,009,376

Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—

Total Liabilities	$20,315	$74,675	$5,089,890	$—	$331,500	$801	$2,347,826	$—	$1,662,621	$33,138	$—	$9,560,766

Total Financial and Derivative Net Assets	$(20,315)	$219,844	$(777,926)	$47	$(241,732)	$4,544	$(227,259)	$19,622,000	$(1,157,054)	$(30,561)	$66,047	$17,457,635

Total collateral received (pledged)†##	$—	$219,844	$—	$—	$(241,732)	$—	$(227,259)	$19,622,000	$(1,157,054)	$—	$—

Net amount	$(20,315)	$—	$(777,926)	$47	$—	$4,544	$—	$—	$—	$(30,561)	$66,047

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60 U.S. Government Income Trust	U.S. Government Income Trust 61

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $23,203,054 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

62 U.S. Government Income Trust

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

U.S. Government Income Trust 63

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64 U.S. Government Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

U.S. Government Income Trust 65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

66 U.S. Government Income Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

U.S. Government Income Trust 67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 U.S. Government Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN038 303072 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$132,542	$ —	$5,150	$ —
September 30, 2015	$128,205	$ —	$5,000	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,150 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$ —	$ —	$ —

September 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016